                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): March 26, 2004


                            THE MEN'S WEARHOUSE, INC.
               (Exact name of Registrant as specified in charter)


                 TEXAS                                1-16097                             74-1790172
      (State or other jurisdiction            (Commission File Number)                 (I.R.S. Employer
           of Incorporation)                                                          Identification No.)


                    5803 GLENMONT DRIVE                                    77081-1701
                      HOUSTON, TEXAS                                       (Zip Code)
         (Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 592-7200


                                  ------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         99.1 Press Release of The Men's Wearhouse, Inc. (the "Company") dated March 26, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 26, 2004, the Company issued a press release to announce that, as a result of recent mediations, the Company has determined a reasonable estimate of the cost it expects to incur in connection with the wage and hour litigation in California, which has been previously disclosed in the Company's SEC filings. Therefore, as required by generally accepted accounting principles, the Company has reduced its previously reported earnings for fiscal year 2003 and for the fourth quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

         The information in this report is furnished under Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            THE MEN'S WEARHOUSE, INC.
                                            (Registrant)


Date:    March 26, 2004                     By:      /s/  Neill P. Davis
                                               --------------------------------
                                               Neill P. Davis
                                               Executive Vice President, Chief
                                               Financial Officer and Principal
                                               Financial Officer

                                INDEX TO EXHIBITS

Number   Exhibit
------   -------

 99.1    Press Release of The Men's Wearhouse, Inc. dated March 26, 2004.